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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: July 26, 2000


                       P.D.C. INNOVATIVE INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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         (State or Other Jurisdiction of Incorporation or Organization)


                  0-2715                                 65-0789306
         ------------------------         -------------------------------------
         (Commission File Number)         (I.R. S. Employer Identification No.)


           3701 N.W. 126th Avenue
           Corporate Park, Bay 5
           Coral Springs, Florida                          33065
  ----------------------------------------              ----------
  (Address of Principal Executive Offices)              (Zip Code)



                                 (954) 341-0092
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 6, 2000, P.D.C. Innovative Industries, Inc. ("PDCI" or the "Company") entered into a Plan of Merger with Sterile-Pro, Inc., with the Company being the survivor.

         Sterile-Pro is a Florida corporation whose principal asset is the right to develop and market a device known as the "Hypo-Sterile 2000" pursuant to a Licensing Agreement dated June 8, 2000, with Mr. David Sowers, who is the CEO of the Company and who is the person who applied for and owns the patent rights to the Hypo-Sterile 2000.

         The Hypo-Sterile 2000 is a device designed to dispose of contaminated hypodermic syringes and other intrusive medical instruments at the site of use, i.e., hospital, doctor's office, lab, etc. The device is designed to reduce, in an enclosed environment, the entire instrument to small, sterile particles which can be disposed of as conventional trash.

         The purpose of the merger is to create a business environment pursuant to which the Hypo-Sterile 2000 can be more efficiently produced and sold.

         Thus, while Sterile-Pro does not have manufacturing capabilities, the Company does. Therefore, a merger of the two entities would combine a valuable asset of one constituent (the development and marketing rights owned by Sterile-Pro) with a valuable asset of the other constituent (the manufacturing capacity of the Company) into one entity, thereby providing for potentially more efficient and therefore profitable sales of the device.

         In addition, prior to the merger, Sterile-Pro issued its 8% Series A $1,000,000.00 Senior Subordinated Convertible Redeemable Debenture due July 5, 2002 (the "Sterile-Pro Debenture"), together with underlying shares of Sterile-Pro's common stock, Par Value $0.001, into which the Sterile-Pro Debenture was convertible from time to time. After deducting the expenses of the investment, the net proceeds received, and to be received, by Sterile-Pro will aggregate approximately $795,000. The first proceeds were reeived on July 12, 2000.

         Pursuant to the Plan of Merger, the rights and obligations of Sterile-Pro with respect to the Sterile-Pro Licensing Agreement and the Sterile-Pro Debenture will enure to the benefit of and be binding upon the Company.

         In accordance with the Plan of Merger, each Sterile-Pro shareholder is entitled to receive 1.129211403 shares of PDCI Common Stock, Par Value $0.001 per share, for each share of Sterile-Pro Common Stock, Par Value $0.001 per share, held. In addition, the Sterile-Pro Debenture, together with underlying shares of Sterile-Pro's common stock, Par Value $0.001 per share (the "Sterile-Pro Common Stock"), into which the Sterile-Pro Debenture is convertible from





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time to time, shall be converted into an identical PDCI debenture (the
"PDCI Debenture"), together with shares of underlying common stock, Par Value $0.001 per share, of PDCI into which the new PDCI Debenture may be converted (the "PDCI Common Stock").

         In accordance with Nevada Law, provision was made for Shareholders to exercise Dissenters' rights to the merger.

         Prior to the merger, Mr. David Sowers, his wife, Sandra, and his son Vernon Leroy, owned 27,010,000 shares of the sole class of Capital Stock of Sterile-Pro, to wit: Common Stock, Par Value $0.001 per share, and prior to the merger, they owned 14,500,000 shares of the Company's Common Stock, Par Value $0.001 per share. After the merger, upon cancellation of their Sterile-Pro stock and issue of shares of the Company's stock, they will own 45,000,000 shares of Common Stock, Par Value $0.001 per share, of PDCI, or 45% of the total number of shares authorized, as set forth in the following Table:

                                        Before Merger                     After Merger
                                       Number of Shares                 Number of Shares
                                  PDCI              Sterile-Pro               PDCI
                               ----------           -----------         ----------------
David Sowers                   12,000,000            10,000,000            23,292,114

Sandra Sowers                   2,000,000            17,000,000            21,196,594

Vernon Leroy Sowers               500,000                10,000               511,292


         Mr. Sowers, his wife, Sandra Sowers, and his son, Vernon Leroy Sowers, were Directors of Sterile-Pro, and all three individuals are Directors of the Company.

          In addition, Mr. Sowers stands to receive substantial royalties under the Licensing Agreement entered into by and between him and Sterile-Pro, which royalties will be an obligation of the Company as a result of the merger.

ITEM 5.  OTHER EVENTS.

         As noted above, Sterile-Pro and Mr. Sowers entered into a Licensing Agreement to enable Sterile-Pro to begin to develop and sell the Hypo-Sterile 2000. Mr. Sowers also holds the ownership rights to various other products, and on June 8, 2000, he and the Company entered




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into a separate Licensing Agreement pursuant to which the Company will develop, manufacture, and distribute these products, which consist of

         - the Tri Level Family, a series of innovative levels for construction workers

         - the Perfect Seal, an innovative heat/cool air conserving door seal

         -        the Flush Mizer, a water saving valve for toilet tanks

         -        the Mulching Blade, a high-efficiency blade for lawn-mowers

         In consideration for his grant to the Company of this license, the Company issued 12,000,000 shares of its Common Stock, Par Value $0.001 per share, to Mr. Sowers. In addition, Mr. Sowers stands to receive substantial royalties pursuant to this Agreement.

         On July 6, 2000, Article 3 of the Company's Articles of Incorporation were amended to increase the its authorized capital stock from 50,000,000 to 100,000,000 shares of Common Stock, Par Value $0.001 per share.

         As was reported in the Company's 10-QSB dated May 25, 2000, purchase orders for 5,100 Levels had been received, the billing amounts for which totaled $214,000.00. The largest of these orders ($209,990.00) came from Pacific-Atlantic, Inc., of Miami, Florida. However, Pacific-Atlantic did not pay the invoice when it became due, and no funds were received by the Company on account thereof.

 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)

                  The Financial Statements required by Item 7 of this Report have not been filed simultaneoulsy herewith, but they will be filed within 60 days of the date hereof, as permitted by Item 7(a)(4).

         (c)      Exhibits:

                  Exhibit No.                         Item
                  -----------                         ----

                      2 Plan of Merger between P.D.C. Innovative Industries, Inc., and Sterile-Pro, Inc.



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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons in behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ David Sowers                                       Dated:  7/26/2000
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    David Sowers, Chief Executive Officer



By: /s/ Sandra Sowers                                      Dated:  7/26/2000
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    Sandra Sowers, President



By: /s/ Harold Harris                                      Dated:   7/26/2000
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    Harold Harris, Director




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